EXHIBIT D

                     Form of Notice of Withdrawal of Tender

        (To be provided only to members that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in


                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase
                               Dated May 19, 2003

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
             ON MONDAY, JUNE 16, 2003, UNLESS THE OFFER IS EXTENDED.
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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                               Attn: Karl Garrett

                                  P.O. Box 219
                               Claymont, DE 19703
                               Fax: (302) 791-3105
                                 (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232

Ladies and Gentlemen:

         The undersigned wishes to withdraw the tender of its limited liability company interest in Advantage Advisers Augusta Fund, L.L.C. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.


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

Advantage Advisers Augusta Fund, L.L.C.

This tender was in the amount of:

         [ ] Entire limited liability company interest.

         [ ] Portion of limited liability company interest expressed as a specific dollar value.

                            $_______________________

         [ ] Portion of limited liability company interest in excess of the Required Minimum Balance.

         The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S).

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
FOR INDIVIDUAL INVESTORS                                     FOR OTHER INVESTORS:
AND JOINT TENANTS:


____________________________________                         ____________________________________
Signature                                                    Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON SUBSCRIPTION AGREEMENT)


____________________________________                         ____________________________________
Print Name of Investor                                       Signature
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                             ON SUBSCRIPTION AGREEMENT)


____________________________________                         ____________________________________
Joint Tenant Signature if necessary                          Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
ON SUBSCRIPTION AGREEMENT)


____________________________________                         ____________________________________
Print Name of Joint Tenant                                   Co-signatory if necessary
                                                             (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                             ON SUBSCRIPTION AGREEMENT)


                                                             ____________________________________
                                                             Print Name and Title of Co-signatory

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Date:_________________________________________



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